Exhibit 99.1

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Renee Walker
(248) 244-4586	(248) 244-4305
james_polehna@kellyservices.com	renee_walker@kellyservices.com

KELLY SERVICES REPORTS 1st QUARTER 2008 RESULTS

TROY, MI (April 22, 2008) -- Kelly Services, Inc., a world leader in human resources solutions, today announced results for the first quarter of 2008.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the first quarter of 2008 totaled $1.4 billion, a 3% increase compared to the corresponding quarter in 2007.

Earnings from operations for the first quarter of 2008 totaled $12.9 million, a 23% increase compared to $10.5 million reported for the first quarter of 2007. Included in earnings from operations in the first quarter of 2007 are $2.6 million of restructuring costs related to our UK operations.

Diluted earnings per share from continuing operations in the first quarter of 2008 were $0.23, an increase of 64% as compared to first quarter 2007 earnings of $0.14 per share. Included in first quarter 2007 diluted earnings is the $0.07 per share cost of the UK restructuring.

Commenting on the results, Camden said “We’re pleased that we delivered another quarter of solid, profitable results, despite the ongoing weak economic conditions and continued softness in the US staffing market. Our strategic commitment to diversify geographically, move into higher-margin, fee-based business, expand our professional and technical businesses, and improve operating margins, is proving its value.

“We have recently completed our organizational alignment to three regions-the Americas, EMEA, and APAC. Commencing this quarter, we began the practice of separately reporting our Commercial and Professional and Technical financial results for each region. In addition, we’ve organized our Staffing Alternatives Businesses under our global Outsourcing and Consulting Group.”

Camden concluded, “We expect second quarter 2008 earnings from continuing operations to be in the range of $0.37 to $0.41 per share, compared to $0.41 per share from continuing operations in the second quarter of 2007. Included in the second quarter 2007 earnings from continuing operations was $.07 of UK restructuring costs, as well as a $0.07 benefit from a temporary change in French payroll tax law.”

In conjunction with its first quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on April 22, 2008 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1-800-398-9397
International	1-612-332-0523

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:

www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any projections contained herein.

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a world leader in human resources solutions headquartered in Troy, Michigan, offering temporary staffing services, outsourcing, vendor on-site and full-time placement. Kelly operates in 37 countries and territories. Kelly provides employment to more than 750,000 employees annually, with skills including office services, accounting, engineering, information technology, law, science, marketing, creative services, light industrial, education, and health care. Revenue in 2007 was $5.7 billion. Visit www.kellyservices.com.

KELLY SERVICES, INC. AND SUBSIDIARIES

STATEMENTS OF EARNINGS

FOR THE 13 WEEKS ENDED MARCH 30, 2008 AND APRIL 1, 2007

(UNAUDITED)

(In thousands of dollars except per share data)

	2008	2007	Change		% Change

Revenue from services	$1,388,444	$1,350,858	$37,586		2.8%

Cost of services	1,138,557	1,121,650	16,907		1.5

Gross profit	249,887	229,208	20,679		9.0

Selling, general and administrative expenses	236,947	218,715	18,232		8.3

Earnings from operations	12,940	10,493	2,447		23.3

Other (expense) income, net	(51)	673	(724)		(107.6)

Earnings from continuing operations before taxes	12,889	11,166	1,723		15.4

Income taxes	4,898	5,908	(1,010)		(17.1)

Earnings from continuing operations	7,991	5,258	2,733		52.0

Earnings from discontinued operations, net of tax	238	6,657	(6,419)		(96.4)

Net earnings	$8,229	$11,915	$(3,686)		(30.9	) %

Basic earnings per share
Earnings from continuing operations	$0.23	$0.14	$0.09		64.3%
Earnings from discontinued operations	0.01	0.18	(0.17)		(94.4)

Net earnings	$0.24	$0.33	$(0.09)		(27.3	) %

Diluted earnings per share
Earnings from continuing operations	$0.23	$0.14	$0.09		64.3%
Earnings from discontinued operations	0.01	0.18	(0.17)		(94.4)

Net earnings	$0.24	$0.32	$(0.08)		(25.0	) %

STATISTICS:

Gross profit rate	18.0%	17.0%	1.0%

Selling, general and administrative expenses:

% of revenue	17.1	16.2	0.9
% of gross profit	94.8	95.4	(0.6)

% Return - Earnings from operations	0.9	0.8	0.1
Earnings from continuing operations before taxes	0.9	0.8	0.1
Earnings from continuing operations	0.6	0.4	0.2
Net earnings	0.6	0.9	(0.3)

Effective income tax rate	38.0%	52.9%	(14.9	) %

Average number of shares outstanding (thousands):
Basic	34,823	36,511
Diluted	34,955	36,898

KELLY SERVICES, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(UNAUDITED)

(In thousands of dollars)

	First Quarter
	2008	2007	Change	% Change
Revenue from Services:
Americas Commercial	$639,939	$684,051	$(44,112)	(6.4	) %
Americas PT	232,177	227,629	4,548	2.0

Total Americas Commercial and PT	872,116	911,680	(39,564)	(4.3)

EMEA Commercial	321,909	297,439	24,470	8.2
EMEA PT	43,787	36,116	7,671	21.2

Total EMEA Commercial and PT	365,696	333,555	32,141	9.6

APAC Commercial	86,693	62,799	23,894	38.0
APAC PT	8,486	4,599	3,887	84.5

Total APAC Commercial and PT	95,179	67,398	27,781	41.2

OCG	55,453	38,225	17,228	45.1

Consolidated Total	$1,388,444	$1,350,858	$37,586	2.8%

Earnings from Operations:
Americas Commercial	$22,195	$23,107	$(912)	(3.9	) %
Americas PT	14,103	13,552	551	4.1

Total Americas Commercial and PT	36,298	36,659	(361)	(1.0)

EMEA Commercial	(1,579)	(4,468)	2,889	64.7
EMEA PT	1,024	316	708	224.1

Total EMEA Commercial and PT	(555)	(4,152)	3,597	86.6

APAC Commercial	65	676	(611)	(90.4)
APAC PT	(210)	(147)	(63)	(42.9)

Total APAC Commercial and PT	(145)	529	(674)	(127.4)

OCG	1,817	527	1,290	244.8

Corporate Expense	(24,475)	(23,070)	(1,405)	(6.1)

Consolidated Total	$12,940	$10,493	$2,447	23.3%

Earnings from Operations (Excluding Restructuring Charges):
Americas Commercial	$22,195	$23,107	$(912)	(3.9	) %
Americas PT	14,103	13,552	551	4.1

Total Americas Commercial and PT	36,298	36,659	(361)	(1.0)

EMEA Commercial	(1,579)	(1,834)	255	13.9
EMEA PT	1,024	316	708	224.1

Total EMEA Commercial and PT	(555)	(1,518)	963	63.4

APAC Commercial	65	676	(611)	(90.4)
APAC PT	(210)	(147)	(63)	(42.9)

Total APAC Commercial and PT	(145)	529	(674)	(127.4)

OCG	1,817	527	1,290	244.8

Corporate Expense	(24,475)	(23,070)	(1,405)	(6.1)

Consolidated Total	$12,940	$13,127	$(187)	(1.4	) %

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF CONSTANT CURRENCY

REVENUE FROM SERVICES TO REPORTED REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	First Quarter
	2008	2007	Change	% Change

Revenue from services - constant currency*:
Americas Commercial	$631,311	$684,051	$(52,740)	(7.7)%
Americas PT	231,742	227,629	4,113	1.8

Total Americas Commercial and PT - constant currency*	863,053	911,680	(48,627)	(5.3)

EMEA Commercial	292,664	297,439	(4,775)	(1.6)
EMEA PT	39,475	36,116	3,359	9.3

Total EMEA Commercial and PT - constant currency*	332,139	333,555	(1,416)	(0.4)

APAC Commercial	77,504	62,799	14,705	23.4
APAC PT	7,518	4,599	2,919	63.5

Total APAC Commercial and PT - constant currency*	85,022	67,398	17,624	26.1

OCG	54,339	38,225	16,114	42.2

Total revenue from services - constant currency*	1,334,553	1,350,858	(16,305)	(1.2)%
Foreign currency impact	53,891		53,891

Revenue from services	$1,388,444	$1,350,858	$37,586	2.8%

*	Information on constant currencies is provided to allow investors to separate the impact of foreign currency translations on reported results. Constant currency results are calculated by translating the current year results at prior year average exchange rates.

KELLY SERVICES, INC. AND SUBSIDIARIES

SUMMARY OF DISCONTINUED OPERATIONS

(UNAUDITED)

(In thousands of dollars)

	First Quarter
	2008	2007
Revenue from services	$—	$14,777
Operating income from discontinued operations	$385	$798
Less: Income taxes	147	307

Earnings from discontinued operations, net of tax	238	491

Gain on sale of discontinued operations	—	10,153
Less: Income taxes	—	3,987

Gain on sale of discontinued operations, net of tax	—	6,166

Discontinued operations, net of tax	$238	$6,657

Effective March 31, 2007, the Company sold Kelly Home Care (“KHC”), a wholly owned subsidiary. Effective December 31, 2006, the Company sold Kelly Staff Leasing (“KSL”), a wholly owned subsidiary. The operating results for KHC and KSL, as well as the gain on the sale of KHC, have been excluded from earnings from continuing operations. This schedule provides information on KHC’s and KSL’s results from operations for the first quarter of 2008 and 2007, as well as the gain on the sale of KHC, all of which are included as discontinued operations on the face of the statements of earnings.

KELLY SERVICES, INC. AND SUBSIDIARIES

BALANCE SHEETS

(UNAUDITED)

(In thousands of dollars)

	March 30, 2008	December 30, 2007	April 1, 2007
Current Assets
Cash and equivalents	$87,933	$92,817	$120,829
Trade accounts receivable, less allowances of
$18,393, $18,172 and $17,884, respectively	931,429	888,334	828,005
Prepaid expenses and other current assets	58,266	53,392	49,569
Deferred taxes	26,996	29,294	25,678

Total current assets	1,104,624	1,063,837	1,024,081

Property and Equipment, Net	175,587	178,019	168,230

Noncurrent Deferred Taxes	43,171	43,436	35,731

Goodwill, Net	145,134	147,168	121,207

Other Assets	154,310	141,537	135,570

Total Assets	$1,622,826	$1,573,997	$1,484,819

Current Liabilities
Short-term borrowings	$47,839	$49,729	$75,594
Accounts payable	218,296	171,471	135,382
Accrued payroll and related taxes	275,852	270,575	266,039
Accrued insurance	22,609	23,696	24,203
Income and other taxes	60,681	69,779	56,580

Total current liabilities	625,277	585,250	557,798

Noncurrent Liabilities
Long-term debt	54,947	48,394	—
Accrued insurance	57,703	60,404	57,219
Accrued retirement benefits	75,108	78,382	74,519
Other long-term liabilities	16,209	13,338	21,293

Total noncurrent liabilities	203,967	200,518	153,031

Stockholders’ Equity
Common stock	40,116	40,116	40,116
Treasury stock	(113,454)	(106,312)	(74,231)
Paid-in capital	34,488	34,500	33,205
Earnings invested in the business	780,824	777,338	742,718
Accumulated other comprehensive income	51,608	42,587	32,182

Total stockholders’ equity	793,582	788,229	773,990

Total Liabilities and Stockholders’ Equity	$1,622,826	$1,573,997	$1,484,819

STATISTICS:
Working Capital	$479,347	$478,587	$466,283
Current Ratio	1.8	1.8	1.8
Debt-to-capital %	11.5%	11.1%	8.9%
Global Days Sales Outstanding	52	49	51

KELLY SERVICES, INC. AND SUBSIDIARIES

STATEMENTS OF CASH FLOWS

FOR THE 13 WEEKS ENDED MARCH 30, 2008 AND APRIL 1, 2007

(UNAUDITED)

(In thousands of dollars)

	2008	2007
Cash flows from operating activities
Net earnings	$8,229	$11,915
Noncash adjustments:
Depreciation and amortization	11,303	10,551
Provision for bad debts	1,451	1,961
Stock-based compensation	1,049	918
Gain on sale of discontinued operations	—	(6,166)
Other, net	105	(262)
Changes in operating assets and liabilities	(2,860)	(4,884)

Net cash from operating activities	19,277	14,033

Cash flows from investing activities
Capital expenditures	(6,431)	(8,544)
Acquisition of companies, net of cash received	(3,261)	(16,869)
Proceeds from sale of discontinued operations	—	12,500
Other investing activities	(308)	13

Net cash from investing activities	(10,000)	(12,900)

Cash flows from financing activities
Net decrease in revolving line of credit	(4,263)	(1,857)
Proceeds from debt	—	8,223
Dividend payments	(4,743)	(4,633)
Purchase of treasury stock	(7,975)	—
Stock options and other stock sales	32	4,895
Other financing activities	(1,534)	(6,565)

Net cash from financing activities	(18,483)	63

Effect of exchange rates on cash and equivalents	4,322	1,205

Net change in cash and equivalents	(4,884)	2,401
Cash and equivalents at beginning of period	92,817	118,428

Cash and equivalents at end of period	$87,933	$120,829

KELLY SERVICES, INC. AND SUBSIDIARIES

REVENUE FROM SERVICES

(UNAUDITED)

(In thousands of dollars)

	First Quarter
			% Change
					Constant
	2008	2007	US$		Currency
Americas
United States	$820,740	$852,272	(3.7	) %	(3.7	) %
Canada	61,839	59,444	4.0		(10.9)
Puerto Rico	18,843	18,753	0.5		0.5
Mexico	17,670	17,015	3.8		1.8

Total Americas	919,092	947,484	(3.0)		(4.0)

EMEA
United Kingdom	104,879	117,883	(11.0)		(12.1)
France	86,602	68,971	25.6		9.9
Switzerland	42,191	36,561	15.4		0.0
Italy	35,352	30,362	16.4		1.9
Germany	21,373	13,518	58.1		38.4
Russia	20,744	15,162	36.8		26.1
Norway	19,976	16,140	23.8		5.7
Other	40,458	35,339	14.5		0.4

Total EMEA	371,575	333,936	11.3		1.0

APAC
Australia	35,700	29,301	21.8		5.9
Singapore	17,791	13,130	35.5		24.7
Other	44,286	27,007	64.0		48.0

Total APAC	97,777	69,438	40.8		25.8

Total Kelly Services, Inc.	$1,388,444	$1,350,858	2.8%		(1.2	) %

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

	First Quarter
	2008		2007
	Amount	Per Share	Amount	Per Share

Earnings from continuing operations	$7,991	$0.23	$5,258	$0.14

U.K. restructuring charge (1)	—	—	2,634	0.07

Earnings from continuing operations excluding
the U.K. restructuring charge	$7,991	$0.23	$7,892	$0.21

	First Quarter
	2008		2007	% Change

Selling, general and administrative expenses	$236,947		$218,715
U.K. restructuring charge (1)	—		(2,634)

Selling, general and administrative expenses
excluding the U.K. restructuring charge	$236,947		$216,081	9.7%

Earnings from operations	$12,940		$10,493
U.K. restructuring charge (1)	—		2,634

Earnings from operations excluding
the U.K. restructuring charge	$12,940		$13,127	(1.4	) %

EMEA Commercial selling, general
and administrative expenses	$57,191		$53,448
U.K. restructuring charge (1)	—		(2,634)

EMEA Commercial selling, general
and administrative expenses
excluding the U.K. restructuring charge	$57,191		$50,814	12.5%

EMEA Commercial earnings
from operations	$(1,579)		$(4,468)
U.K. restructuring charge (1)	—		2,634

EMEA Commercial earnings from operations
excluding the U.K. restructuring charge	$(1,579)		$(1,834)	13.9%

EMEA Commercial and PT earnings from operations	$(555)		$(4,152)
U.K. restructuring charge (1)	—		2,634

EMEA Commercial and PT earnings from operations
excluding the U.K. restructuring charge	$(555)		$(1,518)	63.4%

KELLY SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(UNAUDITED)

(In thousands of dollars except per share data)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charge from prior year results is useful to understand the Company's fiscal 2008 financial performance and increases comparability. Specifically, Management believes that excluding this item allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The U.K. restructuring charge is comprised of facility exit costs associated with the closure of 22 branch locations and the accelerated depreciation of the leasehold improvements and personal property at the impacted locations.